UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2025

Tiptree Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Road 2nd Floor
Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 446-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TIPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Merger Agreement

On September 26, 2025, Tiptree Inc., a Maryland corporation (“Tiptree”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DB Insurance Co., Ltd., incorporated and existing under the laws of the Republic of Korea (“Purchaser”), and The Fortegra Group, Inc., a Delaware corporation and subsidiary of Tiptree (“Fortegra”). A subsidiary of Purchaser (“Merger Sub”) to be incorporated in Delaware following the date of the Merger Agreement and prior to the closing of the merger (the “Closing”) will, upon its formation, execute a joinder to the Merger Agreement and thereby become a party thereto.

Pursuant to the Merger Agreement, Purchaser will acquire Fortegra for a purchase price of $1.65 billion in cash (subject to certain adjustments set forth in the Merger Agreement) and Merger Sub will merge with and into Fortegra, with Fortegra being the surviving corporation (the “Merger”), and as a result of which Purchaser shall be the sole stockholder of Fortegra. As of September 26, 2025, Tiptree owns approximately 69.1% of Fortegra on a fully diluted basis.The purchase price will be reduced by certain categories of payments made by Fortegra after June 30, 2025 and at or prior to the Closing (“Leakage”), except for certain categories of agreed permitted Leakage (“Permitted Leakage”). Leakage includes payments for, among other categories, specified transaction expenses, certain dividends or distributions to related parties, payments to related parties for equity or securities redemptions, returns of capital, and other specified categories of payments or liabilities. Permitted Leakage includes payments reserved for in the financial statements of Fortegra, requested or consented to by Purchaser, and other specified categories of payments or liabilities. Purchaser’s recovery for Leakage that is not adjusted for at the Closing is limited to a leakage reserve holdback account. If the Closing has not occurred on or before June 1, 2026, the $1.65 billion purchase price will be increased by a profit sharing fee which shall accrue on such price from June 1, 2026 through the Closing at a rate of 10% per annum.

The Merger Agreement contains customary representations and warranties made by each of the parties. The parties have also agreed to various covenants in the Merger Agreement, including agreements by Fortegra to conduct its business in the ordinary course of business in all material respects and in compliance with applicable law and to use commercially reasonable efforts to maintain and preserve substantially intact its present business organization and significant business relationships and goodwill.

Tiptree is also subject to customary “no-shop” restrictions on its ability to solicit acquisition proposals from third parties (including acquisition proposals relating to the sale of all or a significant portion of Fortegra or its assets) and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any acquisition proposals. Tiptree may, under certain specified circumstances, provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an acquisition proposal if the board of directors of Tiptree has determined in good faith (after consultation with its outside legal counsel and financial advisors) that such alternative acquisition proposal constitutes or would reasonably be expected to lead to or result in a Superior Proposal (as defined in the Merger Agreement). If the board of directors of Tiptree has determined in good faith (after consultation with its outside legal counsel and financial advisors) that an acquisition proposal constitutes a Superior Proposal, then Tiptree may terminate the Merger Agreement to enter into an agreement with respect to such Superior Proposal, subject to compliance with the procedures specified in the Merger Agreement and payment of a termination fee of $49,500,000.

The Merger Agreement also provides that Tiptree will call a special stockholder meeting and take customary steps, including mailing a proxy statement to Tiptree’s stockholders, in order to obtain stockholder approval of the Merger.

The Merger is anticipated to close in mid-2026. The Closing is subject to certain conditions, including (i) Tiptree stockholder approval, (ii) Fortegra stockholder approval, (iii) regulatory approval, including certain Form A filings and other insurance regulatory approvals in certain foreign jurisdictions, clearance by the Committee on Foreign Investment in the United States and the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) the continued accuracy of the representations and warranties of the parties (subject to specified materiality standards), (v) performance of each party’s obligations under the Merger Agreement in all material respects and (vi) the absence of a material adverse effect with respect to Fortegra.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Tiptree or Fortegra. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Tiptree investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Tiptree’s public disclosures.

The Voting Agreements

Tiptree Voting Agreements

In connection with the Merger Agreement, each of Michael Barnes, Jonathan Ilany and Arif Inayatullah (collectively, the “Tiptree Signing Stockholders”) entered into a voting agreement with Purchaser with respect to shares of common stock of Tiptree (the “Tiptree Common Shares”) beneficially owned now or in the future by such Tiptree Signing Stockholder (collectively, the “Tiptree Voting Agreements”).

The Tiptree Signing Stockholders own, in the aggregate, approximately 37% of the outstanding Tiptree Common Shares as of September 26, 2025, and each has separately agreed, pursuant to its respective Tiptree Voting Agreement, among other things, to vote all Tiptree Common Shares beneficially owned and entitled to vote in favor of approval of the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement.

Each Tiptree Voting Agreement will terminate upon the earliest to occur of certain specified events, including receipt of Tiptree stockholder approval and an adverse recommendation change by the board of directors of Tiptree.

The foregoing description of the Tiptree Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Tiptree Voting Agreements, the form of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Fortegra Voting Agreements

In connection with the Merger Agreement, each of Tiptree Holdings LLC and WP Falcon Aggregator, L.P. (collectively, the “Fortegra Signing Stockholders”) entered into a voting agreement with Purchaser with respect to shares of common stock and preferred stock of Fortegra (the “Fortegra Shares”) beneficially owned now or in the future by such Fortegra Signing Stockholder (collectively, the “Fortegra Voting Agreements”).

The Fortegra Signing Stockholders own, in the aggregate, approximately 95% of the outstanding Fortegra Shares as of September 26, 2025, and each has separately agreed, pursuant to its respective Fortegra Voting Agreement, among other things, to vote all Fortegra Shares owned and entitled to vote in favor of approval of the Merger Agreement and the Merger and the other transactions contemplated by the Merger Agreement.

Each Fortegra Voting Agreement will terminate upon the earliest to occur of certain specified events, including receipt of Fortegra stockholder approval and an adverse recommendation change by the board of directors of Tiptree.

The foregoing description of the Fortegra Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Fortegra Voting Agreements, the form of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 25, 2025, Tiptree, Warburg Pincus LLC, Fortegra and Purchaser issued a joint press release announcing the proposed acquisition, a copy of which is furnished herewith as Exhibit 99.1 and incorporated herein by reference. Also on September 25, 2025, Tiptree posted on its website at https://www.tiptreeinc.com an investor presentation regarding the proposed acquisition, a copy of which is furnished herewith as Exhibit 99.2 and incorporated herein by reference. Additionally, on September 26, 2025, Fortegra issued a press release and circulated an internal announcement, copies of which are furnished herewith as Exhibits 99.3 and 99.4, respectively, and incorporated herein by reference

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “seek,” “may,” “plan,” “project,” “should,” “target,” “will,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the Closing, pursuant to the Merger Agreement, satisfaction of the conditions to closing and the consummation of the Merger, Tiptree’s or Fortegra’s expected financial condition, results of operations and business performance, the tax and accounting consequences of the Merger and the other transactions contemplated by the Merger Agreement and the amounts of proceeds resulting from the Merger, including statements regarding the intended use of such proceeds, are forward-looking statements. These forward-looking statements are based upon Tiptree’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by Tiptree’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond Tiptree’s control. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (a) failure to satisfy the conditions to closing and the consummation of the Merger and the other transactions contemplated by the Merger Agreement, including required regulatory approvals; (b) potential legal proceedings relating to the Merger Agreement and the Merger; (c) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination of the Merger Agreement under circumstances that could require Fortegra or Tiptree to pay a termination fee; (d) failure to obtain stockholder approvals as required for the Merger; (e) failure to consummate the Merger in a timely manner or at all; (f) the effect of the announcement and pendency of the Merger and the other transactions contemplated by the Merger Agreement on Tiptree’s future operating results and financial condition; (g) the market price of Tiptree’s common stock; (h) the significant transactions costs that Tiptree will incur in connection with the Merger; (i) the effect of the pendency of the Merger on Tiptree’s business and Tiptree’s ability to attract, retain and motivate key personnel; (j) changes in Tiptree’s or Fortegra’s business or operating results; (k) any disruption of Tiptree or Fortegra management’s ability to spend time on the ongoing business operations of Tiptree and Fortegra due to the Merger; (l) limitations placed on Tiptree’s ability to operate the business by the Merger Agreement; (m) failure of Tiptree to realize financial benefits currently anticipated from the Merger; (n) competitive pressures in the markets in which Tiptree and Fortegra operate; (o) the effects of market volatility or macroeconomic changes and financial market regulations on the industries in which Tiptree operates; (p) the effects of changes in, or Tiptree’s failure to comply with, laws and regulations; (q) cybersecurity attacks or information system failures disrupting Tiptree’s businesses; (r) failure of Tiptree’s insurance subsidiaries to meet liquidity requirements; and (s) Tiptree’s ability to continue as a going concern.

For additional information about risks and uncertainties that may cause actual results of the transaction to differ materially from those described, please refer to Tiptree’s reports filed with the SEC, including, without limitation, the “Risk Factors” and/or other information included in such reports. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof. Except as required by law, Tiptree assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Additional Information and Where to Find It

In connection with the Merger, Tiptree will file with the SEC a preliminary proxy statement of Tiptree (the “Proxy Statement”). Tiptree plans to mail to its stockholders a definitive Proxy Statement in connection with the Merger. Tiptree may also file other documents with the SEC regarding the Merger. This document is not a substitute for the Proxy Statement or any other document that may be filed by Tiptree with the SEC.

TIPTREE URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TIPTREE, THE MERGER AND RELATED MATTERS.

Any vote in respect of resolutions to be proposed at a Tiptree stockholder meeting to approve the Merger or related matters, or other responses in relation to the proposed transaction, should be made only on the basis of the information contained in the Proxy Statement. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Tiptree with the SEC at the website maintained by the SEC at www.sec.gov. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Tiptree with the SEC by accessing the Investor Relations section of Tiptree’s website at https://investors.tiptreeinc.com.

The proposed transaction will be implemented solely pursuant to the Merger Agreement, which contains the full terms and conditions of the proposed transaction.

Participants in the Solicitation

Tiptree and certain of its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from Tiptree’s stockholders in connection with the Merger. Security holders may obtain information regarding the names, affiliations and interests of Tiptree’s directors and executive officers in Tiptree’s definitive proxy statement on Schedule 14A for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on March 17, 2025 and in Tiptree’s Current Report on Form 8-K filed with the SEC on May 1, 2025. Additional information concerning the interests of Tiptree’s participants in the solicitation, which may, in some cases, be different than those of Tiptree’s stockholders generally, will be set forth in the Proxy Statement when it is filed with the SEC and other materials that may be filed with the SEC in connection with the Merger when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Investor Relations section of Tiptree’s website at https://investors.tiptreeinc.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Merger Agreement, dated September 26, 2025
10.2*	Form of Tiptree Voting Agreement, dated September 26, 2025
10.3*	Form of Fortegra Voting Agreement, dated September 26, 2025
99.1	Joint Press Release, dated September 25, 2025
99.2	Investor Presentation, dated September 2025
99.3	Fortegra Press Release, dated September 26, 2025
99.4	Fortegra Internal Announcement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*This filing excludes schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date: September 26, 2025	By:	/s/ Jonathan Ilany
	Name:	Jonathan Ilany
	Title:	Chief Executive Officer